SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MAY 26, 1999
                                                  ------------

                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                         0-25691                     13-4051921
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(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


110 East 59th Street, New York, New York                           10022
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(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's Telephone Number, including area code  (212) 906-8440
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          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
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     On May 26, 1999 NTL  Incorporated  ("NTL")  announced that its wholly-owned subsidiary, NTL Communications Corp., called for the redemption of all of its $275,000,000 principal amount of 7% Convertible Subordinated Notes due 2008 (Cusip No.s 459216 AH0 and 459216 AJ6). Notice of this redemption was given to all noteholders by the Trustee. The redemption date is June 25, 1999 and the redemption price is 104.9% of the principal amount, plus accrued and unpaid interest through the date of redemption. The Notes are convertible into Common Stock of NTL Incorporated at the conversion price of $37.875 per share through June 22, 1999.


Item 7.   Financial Statements and Exhibits
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          Exhibits

99.1      Press release, issued May 26, 1999

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     NTL INCORPORATED
                                                       (Registrant)


                                                  By: /s/ Richard J. Lubasch
                                                  -----------------------------
                                                  Name:  Richard J. Lubasch
                                                  Title: Senior Vice President-
                                                            General Counsel


Dated: June 8, 1999

                                  EXHIBIT INDEX



Exhibit                                                                  Page

   99.1     Press release, issued May 26, 1999